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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 9, 1998, in the Registration Statement (Form S-1 No. 333-43877) and related Prospectus of Command Systems, Inc. for the registration of 2,400,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Hartford, Connecticut

March 3, 1998